UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
__________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)
March 21, 2017
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RENT-A-CENTER, INC.
(Exact name of registrant as specified in charter)
 ___________________________________________________

Delaware	0-25370	45-0491516
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
5501 Headquarters Drive
Plano, Texas 75024
(Address of principal executive offices and zip code)
(972) 801-1100
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01 Other Events.
On March 21, 2017, Rent-A-Center, Inc. (the “Company”) informed Engaged Capital Flagship Master Fund, LP (“Engaged”), that upon the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors of the Company, the Company’s Board of Directors will nominate Mark E. Speese, Leonard H. Roberts and Jeffery M. Jackson (the “Class II Directors”) for the three Class II Director positions to be elected by the stockholders at the Company’s 2017 Annual Meeting of Stockholders (the “Annual Meeting”). The nomination of the Class II Directors will be reflected in the Company’s definitive proxy materials. The Class II Directors are all current members of the Company’s Board of Directors with terms set to expire at the Company’s 2017 Annual Meeting of Stockholders.
As previously publicly disclosed, Engaged provided notice to the Company of its intent to nominate five individuals to stand for election to the Company’s Board of Directors at the Annual Meeting. The Rent-A-Center Board of Directors and management team have held extensive discussions with Engaged in an effort to maintain a constructive dialogue and understand its views.
Additional Information and Where to Find It
Rent-A-Center intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) with respect to its 2017 Annual Meeting. Rent-A-Center stockholders are strongly encouraged to read any such proxy statement, the accompanying white proxy card and other documents filed with the SEC carefully in their entirety when they become available because they will contain important information. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by Rent-A-Center with the SEC free of charge at the SEC’s website at www.sec.gov. Copies also will be available free of charge at Rent-A-Center’s website at www.rentacenter.com or by contacting Rent-A-Center’s Investor Relations at 972-801-1100.
Rent-A-Center, its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Rent-A-Center stockholders in connection with the matters to be considered at Rent-A-Center’s 2017 Annual Meeting. Information about certain of Rent-A-Center's current directors and executive officers is available in Rent-A-Center’s proxy statement, dated April 18, 2016, for its 2016 Annual Meeting. To the extent holdings of Rent-A-Center’s securities by such directors or executive officers have changed since the amounts printed in the 2016 proxy statements, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with Rent-A-Center’s 2017 Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

RENT-A-CENTER, INC.
(Registrant)

Date: March 21, 2017	By:	/s/ Dawn M. Wolverton
Dawn M. Wolverton
Vice President – Assistant General Counsel and Secretary